Critical accounting policies: key estimates and judgments	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Critical accounting policies: key estimates and judgments
5.	Critical accounting policies: key estimates and judgments

The preparation of the consolidated financial information requires the use of estimates and judgments for certain transactions and their impacts on assets, liabilities, income and expenses. The assumptions are based on past transactions and other relevant information and are periodically reviewed by management, although the actual results could differ from these estimates.

Information about those areas that require significant judgment or involve a higher degree of complexity in the application of the accounting policies and that could materially affect the Company’s financial condition and results of operations is set out as follows.

5.1.	Oil and gas reserves

Oil and gas reserves are estimated based on economic, geological and engineering information, such as well logs, pressure data and drilling fluid sample data and are used as the basis for calculating unit-of-production depreciation, depletion and amortization rates, impairment testing, decommissioning costs estimates and for projections of high probable future exports subject to cash flow hedge.

These estimates require the application of judgment and are reviewed at least annually based on a re-evaluation of already available geological, reservoir or production data and new geological, reservoir or production data, as well as changes in prices and costs that are used in the estimation of reserves. Revisions can also result from significant changes in the Company’s development strategy or in the production capacity.

The Company determines its oil and gas reserves both pursuant to the U.S. Securities and Exchange Commission - SEC and the ANP/SPE (Brazilian Agency of Petroleum, Natural Gas and Biofuels / Society of Petroleum Engineers) criteria. The main differences between the two criteria are: selling price of crude oil (ANP/SPE establishes the use of the Company’s forecasted price, while SEC determines the use of an average price considering each first day of the last 12 months); concession period (ANP permission for the use of reserve quantities after the concession period). Additionally, pursuant to the SEC criteria, only proved reserves are determined, while proved and unproved reserves are determined pursuant to the ANP/SPE criteria.

According to the definitions prescribed by the SEC, proved oil and gas reserves are those quantities of oil and gas which, by analysis of geoscientific and engineering data, can be estimated with reasonable certainty to be economically producible from a given date forward, from known reservoirs and under existing economic conditions, operating methods, and government regulation. Proved reserves are subdivided into developed and undeveloped reserves.

Proved developed oil and gas reserves are those that can be expected to be recovered through: (i) existing wells with existing equipment and operating methods; (ii) extraction technology installed and operational at the time of the reserves estimate, extracting oil and gas in other ways than using wells.

Although the Company is reasonably certain that proved reserves will be produced, the timing and amount recovered can be affected by a number of factors including completion of development projects, reservoir performance, regulatory aspects and significant changes in long-term oil and gas price levels.

Detailed information on reserves is presented as unaudited supplementary information.

a)	Impacts of oil and gas reserves on depreciation, depletion and amortization

Depreciation, depletion and amortization are measured based on estimates of reserves prepared by the Company’s technicians in a manner consistent with SEC definitions. Reviews to the Company’s proved developed and undeveloped reserves impact prospectively the amounts of depreciation, depletion and amortization recognized in the statement of income and the carrying amounts of oil and gas properties assets.

Therefore, considering all other variables being constant, a decrease in estimated proved reserves would increase, prospectively, depreciation, depletion and amortization expense, while an increase in reserves would reduce depreciation, depletion and amortization.

Notes 4.8 and 12 provide more detailed information on depreciation, amortization and depletion.

b)	Impacts of oil and gas reserves on impairment testing

The Company assesses the recoverability of the carrying amounts of oil and gas exploration and development assets annually, regardless of any absence of impairment indication. The measurement of their value in use is based on proved and probable reserves pursuant to the ANP/SPE definitions.

c)	Impacts of oil and gas reserves on decommissioning costs estimates

The timing of abandonment and dismantling areas is based on the length of reserves depletion, in accordance with ANP/SPE definitions. Therefore, the review of the timing of reserves depletion may impact the provision for decommissioning cost estimates.

d)	Impacts of oil and gas reserves on highly probable future exports subject to cash flow hedge accounting

The Company estimates highly probable future exports in accordance with future exports forecasted in the scope of its Business and Management Plan - BMP and its Strategic Plan projections, which are driven by proved and probable reserves estimates. Changes in such estimates may impact future exports forecasts and, consequently, hedge relationship designations may also be impacted. For example, whenever future exports for which a hedging relationship has been designated are no longer considered as highly probable, the Company revokes this designation and the cumulative foreign exchange gains or losses recognized in other comprehensive income remain in shareholders’ equity until the forecast exports occur. Additionally, if the future exports are also no longer expected to occur, the cumulative foreign exchange recognized in other comprehensive income is immediately reclassified from shareholders’ equity to the statement of income.

5.2.	Main assumptions for impairment testing

Impairment testing involves uncertainties mainly related to its key assumptions: average Brent prices and Brazilian real/U.S. dollar average exchange rate. These assumptions are relevant to virtually all of the Company’s operating segments and a significant number of interdependent variables are derived from these key assumptions and there is a high degree of complexity in their application in determining value in use for impairment tests.

The markets for crude oil and natural gas have a history of significant price volatility and although prices can drop precipitously, industry prices over the long term tends to continue being driven by market supply and demand fundamentals.

Projections relating to the key assumptions are derived from the Business and Management Plan for the first five years and consistent with the Strategic Plan for the following years. These assumptions are consistent with market evidence, such as independent macro-economic forecasts, industry commentators and experts. Back testing analysis and feedback process in order to continually improve forecast techniques are also performed.

The Company’s oil price forecast model is based on a nonlinear relationship between variables reflecting market supply and demand fundamentals. This model also takes into account other relevant factors, such as historical idle capacity, industry costs, oil and gas production forecasted by specialized firms, the relationship between the oil price and the U.S. dollar exchange rate, as well as the impact of OPEC on the oil market.

The Real/U.S. dollar exchange rate projections are based on econometric models that take into account long-term assumptions involving observable inputs, such as country risk, commodity prices, interest rates and the value of the U.S. Dollar relative to a basket of foreign currencies (U.S. Dollar Index – USDX).

Changes in the economic environment may result in changing assumptions and, consequently, the recognition of impairment charges on certain assets or CGUs. For example, the Brent price directly impacts the Company’s sales revenue and refining margins, while the Brazilian real/U.S. dollar exchange rate mainly impacts our capital and operating expenditures.

Changes in the economic and political environment may also result in higher country risk projections that would increase discount rates for impairment testing.

In addition, changes in reserve volumes, production curve expectations and lifting costs could trigger the need for impairment assessment, as well as capital expenditure decisions, which are also affected by the Company’s plan to reduce its leverage, may result in postponement or termination of projects, reducing their economic feasibility.

The recoverable amount of certain assets may not substantially exceed their carrying amounts and, therefore, it is reasonably possible that outcomes in future periods that are different from the current assumptions may result in the recognition of additional impairment charges on these assets, as described in note 14.1.2.

5.3.	Identifying cash-generating units for impairment testing

Identifying cash-generating units (CGUs) requires management assumptions and judgment, based on the Company’s business and management model. Changes in the aggregation of assets into CGUs may occur due to a review of investment, strategic or operational factors, which could result in changes in the interdependencies between those assets and, consequently, alter the aggregation or breakdown of assets into CGUs. Therefore, this change could result in additional impairment charges or reversals. The assumptions set out below have been consistently applied by the Company:

a)	Exploration and Production CGUs:

i) Crude oil and natural gas producing properties CGU: comprises exploration and development assets related to crude oil and natural gas fields and groups of fields in Brazil and abroad. In 2018, the following changes in the aggregation of CGUs occurred: (i) Barracuda-Caratinga group (formed by Barracuda and Caratinga fields, which became interdependent due to the redetermination in the Macabu reservoir); (ii) Sapinhoá group (due to the declaration of commerciality of Nordeste, Noroeste and Sudoeste de Sapinhoá fields, which are interdependent with Sapinhoá field); (iii) Tartaruga Verde group (formed by Espadarte, Tartaruga Verde and Sudoeste de Tartaruga Verde fields, which were declared interdependent since both fields share the same reservoir and relevant infrastructure); (iv) North group (Carapeba, Vermelho, Pargo and Garoupinha fields were removed from this CGU and grouped into a single CGU, due to the termination of the production in Garoupinha field, and the sale approval of the three other fields); and (v) Canto do Amaro group (from which the Pajeú field was removed due to its sale approval). Therefore, at December 31, 2018, Exploration and Production CGUs had 138 fields and 43 groups (totaling 184 fields).

The drilling rigs are not part of any grouping of assets and are assessed for impairment separately.

b)	Refining, transportation and marketing CGUs:

i) Downstream CGU: comprises refineries and associated assets, terminals and pipelines, as well as logistics assets operated by Transpetro, with a combined and centralized operation of logistical and refining assets in Brazil. These assets are managed with a common goal of achieving efficiency, profitability and strategic value long term on a nationwide basis. They are not operated for the generation of profit by asset/location. The operational planning is made in a centralized manner and these assets are not managed, measured or evaluated by their individual results. The refineries do not have autonomy to choose the oil to be processed, the mix of oil products to produce, the markets in which these products will be traded, which amounts will be exported, which intermediaries will be received and to decide the sales prices of oil products. The operational decisions are analyzed through an integrated model of operational planning for market supply. This model evaluates the solutions to supply the market considering all the options for production, importing, exporting, logistics and inventories seeking a comprehensive optimum of Petrobras and not the profit of each unit. The decision regarding a new investment is not based on the profitability of the project for the asset where it will be installed, but for the Petrobras Group. The model in which the entire planning is based, used in the studies of technical and economic feasibility of new investments in refining, may, in its indications, allocate a lower economic kind of oil to a certain refinery or define a lower economic mix of products to it, or even force it to supply more distant markets (area of influence), leading it to operate with reduced margins if seen individually, in case this is the best for the integrated system as a whole. Pipelines and terminals are an integral part and interdependent portion of the refining assets, required to supply the market.

ii) CGU Comperj – comprises assets under construction of the first refining unit of Petrochemical Complex of Rio de Janeiro. In 2014, the Company decided to postpone this project for an extended period of time;

iii) CGU Second Refining Unit of RNEST – comprises assets under construction of the second refining unit of Abreu e Lima refinery. In 2014, the Company decided to postpone this project for an extended period of time;

iv) Transportation CGU: comprises assets relating to Transpetro’s fleet of vessels.

v) PANAMAX CGU: comprises of three Panamax class vessels under construction (EI-512, EI-513 and EI-514) for which the Company decided, in December 2017, to postpone their completion for an extended period of time; thus, these assets are no longer part of Transportation CGU.

vi) Hidrovia CGU: comprises the fleet of vessels of the Hidrovia project (transportation of ethanol along the Tietê River) that are under construction.

vii) SIX CGU: shale processing plant; and

viii) Other operations abroad defined as the smallest group of assets that generates independent cash flows.

c)	Gas & Power CGUs:

i) Natural gas CGU: comprises natural gas pipelines, natural gas processing plants, consolidating the purchase, transportation and treatment of natural gas segments, in order to enable the commercialization of natural gas and its liquids (LPG, NGL and ethane). Since 2017, due to the strategic positioning defined in the Business and Management Plan to leave the fertilizer and nitrogen segment, all plants were removed from the CGU and had individual impairment tests. During 2018, the assets related to GASFOR II were excluded from this CGU due to the postponement of the project for an extended period of time, and are assessed for impairment separately;

ii) CGU UFN III: comprises assets under construction of the fertilizer plant Unidade de Fertilizantes e Nitrogenados III (UFN III). This working in progress has been halted since 2014 and the startup of this plant was postponed for an extended period of time.

iii) Power CGU: comprises the thermoelectric power generation plants;

iv) Fafens CGUs: The fertilizer plants Fafen BA and Fafen SE have been assessed for impairment separately since 2017.

v) Other CGUs: operations abroad defined as the smallest group of assets that generates largely independent cash flows.

d)	Distribution CGU:

Mainly comprises the distribution assets related to the operations of Petrobras Distribuidora S.A.

e)	Biofuels CGUs:

i) Biodiesel CGU: An integrated unit of biodiesel plants defined based on the production planning and operation process, that takes into consideration domestic market conditions, the production capacity of each plant, as well as the results of biofuels auctions and raw materials supply.

ii) Quixadá CGU: comprises the assets of Quixadá Biofuel Plant. In September 2016, it was removed from the Biodiesel CGU following the decision to discontinue its operations.

Investments in associates and joint ventures, including goodwill, are assessed for impairment separately.

Further information on impairment testing is set out in notes 4.10, and 14.

5.4.	Pension and other post-retirement benefits

The actuarial obligations and net expenses related to defined benefit pension and health care post-retirement plans are computed based on several financial and demographic assumptions, of which the most significant are:

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Discount rate: comprises the projected future inflation in addition to an equivalent real interest rate that matches the duration of the pension and health care obligations with the future yield curve of long-term Brazilian Government Bonds; and

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Medical costs: comprise the projected growth rates based on per capita health care benefits paid over the last five years, which are used as a basis for projections, converged to the general price inflation index within 30 years.

These and other estimates are reviewed at least annually and may differ materially from actual results due to changing market and financial conditions, as well as actual results of actuarial assumptions.

The sensitivity analysis of discount rates and changes in medical costs as well as additional information about actuarial assumptions are set out in note 22.

5.5.	Estimates related to contingencies and legal proceedings

The Company is defendant in arbitrations and in legal and administrative proceedings involving civil, tax, labor and environmental issues arising from the normal course of its business, and makes use of estimates to recognize the amounts and the probability of outflow of resources, based on reports and technical assessments from legal advisors and on the management’s assessment.

These estimates are performed individually, or aggregated if there are cases with similar characteristics, primarily considering factors such as assessment of the plaintiff’s demands, consistency of the existing evidence, jurisprudence on similar cases and doctrine on the subject. Specifically for actions of outsourced employees, the Company estimates the expected loss based on a statistical procedure, due to the number of actions with similar characteristics.

Arbitral, legal and administrative decisions against the Company, new jurisprudence and changes on the existing evidences can result in changes regarding the probability of outflow of resources and on the estimated amounts, according to the assessment of the legal basis.

Note 31 provides further detailed information about contingencies and legal proceedings.

5.6.	Decommissioning costs estimates

The Company has legal and constructive obligations to remove equipment and restore onshore and offshore areas at the end of operations. Its most significant asset removal obligations involve removal and disposal of offshore oil and gas production facilities in Brazil and abroad. Estimates of costs for future environmental cleanup and remediation activities are based on current information about costs and expected plans for remediation.

These estimates require performing complex calculations that involve significant judgment since: i) the obligations are long-term; ii) the contracts and regulations contain subjective definitions of the removal and remediation practices and criteria involved when the events actually occur; and iii) asset removal technologies and costs are constantly changing, along with regulations, environmental, safety and public relations considerations.

The Company is constantly conducting studies to incorporate technologies and procedures to optimize the process of abandonment, considering industry best practices. However, the timing and amounts of future cash flows are subject to significant uncertainty.

Notes 4.14 and 20 provide further detailed information about the decommissioning provisions.

5.7.	Deferred income taxes

The recognition of deferred taxes involves significant estimates and judgments by the Company. Deferred tax assets are recognized to the extent that it is probable that taxable profit will be available against which a deductible temporary difference can be utilized or it is probable that the entity will have sufficient taxable profit in future periods. In evaluating whether it will have sufficient taxable profit in future periods to support the recognition of deferred tax assets, the Company uses future projections and estimates based on its Business and Management Plan (BMP), which is approved by the Board of Directors annually. Future taxable profits projections are mainly based on the following assumptions: i) Brent crude oil prices; ii) foreign exchange rates; and iii) the Company’s projected net finance expenses (income).

Changes in deferred tax assets and liabilities are presented in note 21.5.

5.8.	Cash flow hedge accounting involving the Company’s future exports

The Company determines its future exports as “highly probable future exports” based on its Business and Management Plan - BMP and its Strategic Plan. The highly probable future exports are determined by a percentage of projected exports revenue over the mid and long term, taking into account the Company’s operational and capital expenditure optimization model, limited to a threshold based on a historical percentage of the oil production that is usually sold abroad. Future exports forecasts are reviewed whenever the Company reviews its BMP and Strategic Plan assumptions. The approach for determining exports as highly probable future exports is reviewed annually, at least.

See note 33.2 for more detailed information about cash flow hedge accounting and a sensitivity analysis of the cash flow hedge involving future exports.

5.9.	Write-off – overpayments incorrectly capitalized

As described in note 3, in the third quarter of 2014, the Company developed an estimation methodology and wrote off US$2,527 of capitalized costs representing the estimated amounts that Petrobras had overpaid for the acquisition of property, plant and equipment.

The Company acknowledges the degree of uncertainty involved in the estimation methodology and continues to monitor the ongoing investigations and the availability of other information concerning the amounts it may have overpaid in the context of the payment scheme. If reliable information becomes available that indicates with sufficient precision that the Company’s estimate should be modified, it will evaluate materiality and, if so, adjust.

However, as previously discussed, the Company believes it has used the most appropriate methodology and assumptions to determine the amounts of overpayments incorrectly capitalized and there is no evidence that would indicate the possibility of a material change in the amounts written-off.

5.10.	Expected credit losses on financial assets

The Company uses judgment for inputs and assumptions, such as risk of default, the determination of whether or not there has been a significant increase in credit risk and expectation of recovery, that are factored into the estimate of expected credit losses.